BIG FOOT FINANCIAL CORP.
                       1997 RECOGNITION AND RETENTION PLAN


                                             -----------------------------------
                                                      AMENDMENT NO. 1


                                             DOCUMENT:             NY02/ 1235383
                                             DRAFT DATE:              2/23/99



                                             BOARD OF DIRECTORS
                                             APPROVAL DATE:           2/23/99
                                             -----------------------------------


                                    AMENDMENT
                                    ---------




1. Article III - Effective as of February 23, 1999, Section 3.1 of the Plan shall be amended to read in its entirety as follows:

                  SECTION 3.1       SHARES AVAILABLE UNDER PLAN.
                                    ---------------------------

                  The maximum number of Shares available for Awards under the Plan shall be 100,510 until February 23, 1999 and 103,659 after February 23, 1999. Such Shares may be authorized but unissued Shares or treasury Shares purchased from Big Foot Financial Corp. or they may be outstanding Shares purchased from other holders.


2. Article V - Effective as of February 23, 1999, Section 5.3 of the Plan shall be amended to read in its entirety as follows:

                  SECTION 5.3       INVESTMENTS.
                                    -----------

                  The Trustee shall invest the Trust Fund in Shares and in such other investments as may be permitted under the Trust Agreement, including savings accounts, time or other interest bearing deposits in, or other interest bearing obligations of, Fairfield Savings Bank, F.S.B., in such proportions as shall be determined by the Committee; PROVIDED, HOWEVER, that in no event shall the Trust Fund be used to purchase more than 100,510 Shares until February 23, 1999 and 103,659 after February 23, 1999. Notwithstanding the immediately preceding sentence, the Trustee may temporarily invest the Trust Fund in short-term obligations of, or guaranteed by, the U.S. Government or an agency thereof, or the Trustee may retain the Trust Fund uninvested or may sell assets of the Trust Fund to provide amounts required for purposes of the Plan.


3. Article VI - Effective as of February 23, 1999, Section 6.1 of the Plan shall be amended to read in its entirety as follows:

                  SECTION 6.1       TO ELIGIBLE DIRECTORS.

                  On the Effective Date, each Person who is then an Eligible Director shall be granted an Award of 4,020 Shares. On February 23, 1999, each Eligible Director who was not granted an Award on the Effective Date shall be granted an award of 3,149 Shares.



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4.       Article VII - Effective as of February 23, 1999, Section 7.1 of the
Plan shall be amended to read in its entirety as follows:

                  SECTION 7.1       VESTING OF SHARES GRANTED TO ELIGIBLE
                                    DIRECTORS.
                                    -------------------------------------

                  (a) The Shares subject to each Award granted to Eligible Directors under the Plan on the Effective Date shall become vested as follows: (i) 10% of such Shares shall become vested on June 30, 1998;
         (ii) 20% of such Shares shall become vested June 30, 1999; (iii) 20% of such Shares shall become vested on June 30, 2000; (iv) 20% of such Shares shall become vested June 30, 2001; (v) 20% of such Shares shall become vested on June 30, 2002; and (vi) 10% of such Shares shall become vested on January 1, 2003; PROVIDED, HOWEVER, that the Eligible Director has remained in Service during the period beginning on the Effective Date and ending on the applicable Vesting date; AND PROVIDED, FURTHER, an Award shall become 100% vested upon the Award holder's death, Disability or retirement while in Service and after attaining age 65 or on the effective date of any Change in Control.

                  (b) The Shares subject to each Award granted to Eligible Directors under the Plan on February 23, 1999 shall become vested as follows: (i) 335 Shares shall become vested June 30, 1999; (ii) 804 Shares shall become vested on June 30, 2000; (iii) 804 Shares shall become vested on June 30, 2001 (iv) 804 Shares shall become vested on June 30, 2002; and (v) 402 Shares shall become vested on January 1, 2003; PROVIDED, HOWEVER, that the Eligible Director has remained in Service during the period beginning on the date the Award was granted and ending on the applicable Vesting date; AND PROVIDED, FURTHER, an Award shall become 100% vested upon the Award holder's death, Disability or retirement while in Service and after attaining age 65 or on the effective date of any Change in Control.



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